Registration Statement no. 333-134553

Dated February 19, 2008

Rule 433

Opta Exchange Traded Notes from Lehman Brothers - Microsoft Internet Explorer

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Opta Exchange Traded Notes

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Exchange Traded Notes from Lehman Brothers

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Opta Exchange Traded Notes
Making Private Equity a little less 'private'...
Opta S&P Listed Private Equity Index ETNs
Learn More

About ETNs
Designed to track indices, Exchange Traded Notes (ETNs) are listed securities that can be conveniently traded through a brokerage account

Discover Opta ETNs
The Opta ETN family offers exposure to a range of asset classes and strategies to help you optimize your portfolio

Opta ETNs now trading
View current market trading data for all Opta ETNs

Access our resource library
Discover how Opta ETNs can help you build a more diversified portfolio - download asset class primers and product fact sheets

© 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

Provided by
LEHMAN BROTHERS

Opta Exchange Traded Notes from Lehman Brothers - Microsoft Internet Explorer

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Address http://www.optaetn.com/index.asp

Opta Exchange Traded Notes

Access. Convenience. Simplicity.
Exchange Traded Notes from Lehman Brothers

HOME | OFFERINGS | EDUCATION | LIBRARY

Find an Opta ETN Product

RAW	Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN
EOH	Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN
PPE	Opta S&P Listed Private Equity Index Net Return ETN

View All Opta Exchange Traded Notes >



Opta Exchan
Making Private Equi
Opta S&P Listed Pri
Learn More

About ETNs
Designed to track indices, Exchange Traded Notes (ETNs) are listed securities that can be conveniently traded through a brokerage account

Discover Opta ETNs
The Opta ETN family offers exposure to a range of asset classes and strategies to help you optimize your portfolio

Opta ETNs now trading
View current market trading data for all Opta ETNs

Access our resource library
Discover how Opta ETNs can help you build a more diversified portfolio - download asset class primers and product fact sheets

© 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

Provided by LEHMAN BROTHERS

The Opta Exchange Traded Notes Family Access Opta ETNs give you the opportunity to diversify into asset classes and strategies that traditionally may have been difficult to access. Convenience Opta ETNs will be traded on major U.S. exchanges and offer a convenient way to gain exposure to various asset classes. Ease of investing provides flexibility as you strive to achieve your financial goals. Simplicity Opta ETNs are designed to transparently track indices so you know exactly how your investments are performing. Opta ETNs are simple yet powerful tools to help you build a diversified portfolio. Download the Opta ETN Family Overview The Opta ETN Family Opta exchange traded notes (ETNs) are a simple and convenient way of diversifying an investment portfolio. They are designed to track the performance of various market indices and can be conveniently traded through a brokerage account. Available Exchange Traded Notes RAW:AMEX More about this ETN > The Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN is designed to track the performance of the LBCI Pure Beta Total Return Index, a diversified commodities index. The ETN provides exposure to energy, metals, agriculture and livestock — the four main segments of the raw materials market. Download a primer on commodity investing

Opta ETN Family Overview The Opta ETN Family Opta exchange traded notes (ETNs) are a simple and convenient way of diversifying an investment portfolio. They are designed to track the performance of various market indices and can be conveniently traded through a brokerage account. Available Exchange Traded Notes RAW:AMEX More about this ETN > The Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN is designed to track the performance of the LBCI Pure Beta Total Return Index, a diversified commodities index. The ETN provides exposure to energy, metals, agriculture and livestock — the four main segments of the raw materials market. Download a primer on commodity investing EOH:AMEX More about this ETN > The Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN is designed to track the performance of the LBCI Agriculture Pure Beta Total Return Index, a commodities index focused on agriculture. The ETN provides exposure to grains (corn, soybean meal, soybean oil, soybeans, and wheat) and softs (coffee, cotton, and sugar). Download a primer on commodity investing PPE:NYSE Arca More about this ETN > The Opta S&P Listed Private Equity Index Net Return ETN provides investors exposure to the listed equity of private equity companies, with holdings diversified across regions and industry sectors. It is linked to the S&P Listed Private Equity Net Total Return Index, which covers the stocks of 30 listed private equity companies whose primary business is private equity investing (excluding real estate income and property trusts). Download a primer on private equity investing © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

Opta ETNs Market Data Market Data Reference Data Documents Ticker Symbol & Name Last Traded Price Last Closing Price Percent Change Average 10 Day Volume Current IIV Annual Investor Fees Inception Date Maturity Date Fact Sheet Prospectus EOH:AMEX Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 PPE:NYSE Arca Opta S&P Listed Private Equity Index Net Return ETN — — — — — 0.75% 2/20/2008 2/25/2038 RAW:AMEX Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 Data Source: Reuters Datascope Equities and Lehman Brothers Inc. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the ETNs, when redeemed, or sold, or at maturity, may be worth more or less than their original cost. In addition to the annual fees, current performance may be lower or higher than the performance data quoted. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

Opta ETNs Market Data Market Data Reference Data Documents Ticker Symbol & Name Last Traded Price Last Closing Price Percent Change Average 10 Day Volume Current IIV Annual Investor Fees Inception Date Maturity Date Fact Sheet Prospectus EOH:AMEX Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 PPE:NYSE Arca Opta S&P Listed Private Equity Index Net Return ETN — — — — — 0.75% 2/20/2008 2/25/2038 RAW:AMEX Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 Data Source: Reuters Datascope Equities and Lehman Brothers Inc. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the ETNs, when redeemed, or sold, or at maturity, may be worth more or less than their original cost. In addition to the annual fees, current performance may be lower or higher than the performance data quoted. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365)

Opta ETNs Market Data Market Data Reference Data Documents Ticker Symbol & Name Last Traded Price Last Closing Price Percent Change Average 10 Day Volume Current IIV Annual Investor Fees Inception Date Maturity Date Fact Sheet Prospectus EOH:AMEX Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 PPE:NYSE Arca Opta S&P Listed Private Equity Index Net Return ETN — — — — — 0.75% 2/20/2008 2/25/2038 RAW:AMEX Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN — — — — — 0.85% 2/20/2008 2/25/2038 Data Source: Reuters Datascope Equities and Lehman Brothers Inc. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the ETNs, when redeemed, or sold, or at maturity, may be worth more or less than their original cost. In addition to the annual fees, current performance may be lower or higher than the performance data quoted. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Investor fees reduces the amount of your return at maturity or upon redemption, the level of the tracked index must increase significantly in order for you to receive at least the principal amount of your investment at maturity or upon redemption. If the level of the tracked index decreases or does not increase sufficiently, you will receive less than the principal amount of your investment at maturity or upon redemption.

Market Data Reference Data Ticker Symbol & Name Last Traded Price Last Closing Price Percent Change Average 10 Day Volume Current IIV Annual Fees Inception Date Maturity Date (EOH)Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN — 0.0085 2/20/2008 2/25/2038 (PPE)Opta S&P Listed Private Equity Index Net Return ETN — 0.0075 2/20/2008 2/25/2038 (RAW)Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN — 0.0085 2/20/2008 2/25/2038

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Introduction to Opta Exchange Traded Notes Opta exchange traded notes (ETNs) are senior, unsecured debt securities issued by Lehman Brothers Holdings Inc. (the “Issuer”). They are designed to track the performance of market indices (net of investor fees) and allow investors to gain exposure to such indices with relative ease. ETNs are listed on major U.S. exchanges and can be traded like any other listed security. There are important differences between exchange traded notes (ETNs), exchange traded funds (ETFs), and index mutual funds (see “ETNs vs Comparable Instruments” in the Learn More section of this website). ETN Returns Opta ETN returns are tied to the performance of an index (e.g., the Lehman Brothers Commodity Index Pure Beta Total Return or the S&P Listed Private Equity Index Net Return). Exposure to underlying index ETN investors receive exposure to the performance of the underlying index. Upon sale, redemption, or maturity of the ETN, the investor receives a cash payment that reflects the performance of the underlying index (net of investor fees). Since ETNs are exchange-traded instruments investors may be able to trade them through a brokerage account, just like exchange-listed stocks. There is no guarantee though that an active and liquid trading market will develop for all ETNs. Distributions and investor fees Typically, there are no periodic coupon payments or cash distributions on ETNs prior to maturity or sale. The Issuer charges investor fees that accrue over the term of the ETN (see the relevant prospectus for details on how investor fees are calculated). Investment Mechanics The “Offerings” section of this website provides investors with an overview of the Opta ETN family, as well as current secondary market data and printer-friendly ETN fact sheets that are updated to show daily performance (as of market close). Investing in ETNs ETNs are securities listed and traded on major U.S. exchanges. They are quoted under their respective ticker symbols just like any other exchange-traded security. Liquidation There are three ways in which investors can realize a return (or loss) on an ETN investment: sell the ETNs on an exchange during trading hours. ETNs can be traded through a brokerage account. they may require the Issuer to redeem (buy back) the ETNs for a cash payment equal to the applicable Indicative Value (subject to minimum size requirements) hold the ETNs until maturity and realize a return (or loss) on investment In each case, the cash proceeds to be received by the investor will be subject to the performance of the underlying index (net of investor fees). Short Selling Investors are allowed to short an ETN on both an up-tick and a down-tick. Securities must be borrowed before they can be sold short. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Learn More About ETN Investments > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Introduction to Opta Exchange Traded Notes Opta exchange traded notes (ETNs) are senior, unsecured debt securities issued by Lehman Brothers Holdings Inc. (the “Issuer”). They are designed to track the performance of market indices (net of investor fees) and allow investors to gain exposure to such indices with relative ease. ETNs are listed on major U.S. exchanges and can be traded like any other listed security. There are important differences between exchange traded notes (ETNs), exchange traded funds (ETFs), and index mutual funds (see “ETNs vs Comparable Instruments” in the Learn More section of this website). ETN Returns Opta ETN returns are tied to the performance of an index (e.g., the Lehman Brothers Commodity Index Pure Beta Total Return or the S&P Listed Private Equity Index Net Return). Exposure to underlying index ETN investors receive exposure to the performance of the underlying index. Upon sale, redemption, or maturity of the ETN, the investor receives a cash payment that reflects the performance of the underlying index (net of investor fees). Since ETNs are exchange-traded instruments investors may be able to trade them through a brokerage account, just like exchange-listed stocks. There is no guarantee though that an active and liquid trading market will develop for all ETNs. Distributions and investor fees Typically, there are no periodic coupon payments or cash distributions on ETNs prior to maturity or sale. The Issuer charges investor fees that accrue over the term of the ETN (see the relevant prospectus for details on how investor fees are calculated). Investment Mechanics The “Offerings” section of this website provides investors with an overview of the Opta ETN family, as well as current secondary market data and printer-friendly ETN fact sheets that are updated to show daily performance (as of market close). Investing in ETNs ETNs are securities listed and traded on major U.S. exchanges. They are quoted under their respective ticker symbols just like any other exchange-traded security. Liquidation There are three ways in which investors can realize a return (or loss) on an ETN investment: sell the ETNs on an exchange during trading hours. ETNs can be traded through a brokerage account. they may require the Issuer to redeem (buy back) the ETNs for a cash payment equal to the applicable Indicative Value (subject to minimum size requirements) hold the ETNs until maturity and realize a return (or loss) on investment In each case, the cash proceeds to be received by the investor will be subject to the performance of the underlying index (net of investor fees). Short Selling Investors are allowed to short an ETN on both an up-tick and a down-tick. Securities must be borrowed before they can be sold short. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Learn More About ETN Investments > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Access Opta ETNs can offer investors exposure to market sectors and investment strategies that may be difficult to achieve with other investment alternatives. ETNs are not subject to some of the investment restrictions that may affect registered investment companies (RICs), including mutual funds and most exchange-traded funds (ETFs). For instance, because mutual funds and many ETFs face restrictions when investing directly in commodity futures contracts, their ability to provide investors exposure to commodities is limited. ETFs that access commodities indirectly may incur increased costs. ETNs do not face similar restrictions, providing an efficient means to gain exposure to difficult-to-access asset classes in a portfolio. Price Transparency ETNs are designed to provide returns linked to the performance of an underlying index, net of investor fees. In most cases, the underlying index level and corresponding ETN Indicative Value are published throughout the trading day. Investors can access this information through market data services such as Bloomberg and Reuters, and also on the “Opta ETNs Market Data” section of this website. Liquidity Investors can sell their ETNs on an exchange at market price or require the Issuer to redeem (buy back) the ETNs for a cash payment equal to the applicable Indicative Value (subject to minimum size requirements). Tracking Error ETN Issuers are obligated to deliver the index performance less fees (upon redemption or maturity), whereas tracking error in ETFs and index mutual funds is borne by investors. Issuer Credit Risk Opta ETNs are senior, unsecured, debt securities issued by Lehman Brothers Holdings Inc. and are not rated separately from the Issuer. Any payment is subject to the Issuer’s capacity to pay. An investment in the ETNs does not reflect an ownership interest in any class of asset comprising the applicable index to which the ETNs are linked. Market Risk ETN investors are exposed to changes in the index to which the ETN is linked. Opta ETNs are structured to reflect the appreciation or depreciation of linked indices in their trading price. In the unlikely event the underlying index level approaches zero, the ETN trading price could theoretically go to zero or trigger a forced redemption. Liquidity Risk Even though they are listed on major U.S. exchanges, there is no guarantee that an active and liquid trading market will develop for all ETNs. Investor Fees The Issuer charges investor fees that accrue through the term of the ETN. As a result, the return of the ETN will be lower than the return of the underlying index (please refer to the relevant prospectus for details on how investor fees are calculated). Interim Payments Typically, Opta ETNs do not provide for any periodic payments or cash distributions until sale, redemption, or maturity. Tax Treatment There may be legislative or other regulatory changes pending related to the tax treatment of an ETN investment. Please see the “Legal, Regulatory and Tax Aspects” section of this website for more information. Continue to “Opta ETNs versus Other Investments” > ¹ An investment in ETNs involves significant risks. Some of those risks are summarized here, but we urge you to read the more detailed explanation of risks relating to the specific ETN in the relevant prospectus. We also urge you to consult your investment, legal, tax, accounting and other advisers before you consider investing in ETNs. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Access Opta ETNs can offer investors exposure to market sectors and investment strategies that may be difficult to achieve with other investment alternatives. ETNs are not subject to some of the investment restrictions that may affect registered investment companies (RICs), including mutual funds and most exchange-traded funds (ETFs). For instance, because mutual funds and many ETFs face restrictions when investing directly in commodity futures contracts, their ability to provide investors exposure to commodities is limited. ETFs that access commodities indirectly may incur increased costs. ETNs do not face similar restrictions, providing an efficient means to gain exposure to difficult-to-access asset classes in a portfolio. Price Transparency ETNs are designed to provide returns linked to the performance of an underlying index, net of investor fees. In most cases, the underlying index level and corresponding ETN Indicative Value are published throughout the trading day. Investors can access this information through market data services such as Bloomberg and Reuters, and also on the “Opta ETNs Market Data” section of this website. Liquidity Investors can sell their ETNs on an exchange at market price or require the Issuer to redeem (buy back) the ETNs for a cash payment equal to the applicable Indicative Value (subject to minimum size requirements). Tracking Error ETN Issuers are obligated to deliver the index performance less fees (upon redemption or maturity), whereas tracking error in ETFs and index mutual funds is borne by investors. Issuer Credit Risk Opta ETNs are senior, unsecured, debt securities issued by Lehman Brothers Holdings Inc. and are not rated separately from the Issuer. Any payment is subject to the Issuer’s capacity to pay. An investment in the ETNs does not reflect an ownership interest in any class of asset comprising the applicable index to which the ETNs are linked. Market Risk ETN investors are exposed to changes in the index to which the ETN is linked. Opta ETNs are structured to reflect the appreciation or depreciation of linked indices in their trading price. In the unlikely event the underlying index level approaches zero, the ETN trading price could theoretically go to zero or trigger a forced redemption. Liquidity Risk Even though they are listed on major U.S. exchanges, there is no guarantee that an active and liquid trading market will develop for all ETNs. Investor Fees The Issuer charges investor fees that accrue through the term of the ETN. As a result, the return of the ETN will be lower than the return of the underlying index (please refer to the relevant prospectus for details on how investor fees are calculated). Interim Payments Typically, Opta ETNs do not provide for any periodic payments or cash distributions until sale, redemption, or maturity. Tax Treatment There may be legislative or other regulatory changes pending related to the tax treatment of an ETN investment. Please see the “Legal, Regulatory and Tax Aspects” section of this website for more information. Continue to “Opta ETNs versus Other Investments” > ¹ An investment in ETNs involves significant risks. Some of those risks are summarized here, but we urge you to read the more detailed explanation of risks relating to the specific ETN in the relevant prospectus. We also urge you to consult your investment, legal, tax, accounting and other advisers before you consider investing in ETNs. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Opta ETNs Versus Comparable Instruments Shown below is a comparison of ETNs to other investment vehicles. We compare ETNs to ETFs and index mutual funds because all three instruments provide exposure to an index. EXCHANGE TRADED NOTES (ETNs) EXCHANGE TRADED FUNDS (ETFs) OPEN-ENDED INDEX MUTUAL FUNDS1 Issuance Type SEC-registered debt security Registered Investment Company Registered Investment Company Ownership Senior, unsecured debt securities of the Issuer Represents a stake in the underlying assets Represents a stake in the underlying assets Credit Risk Subject to the Issuer’s capacity to pay N/A N/A Liquidity Via an exchange (intraday), or cash repurchase by the Issuer (daily)2 Via an exchange (intraday), or in-kind redemption by the Issuer (daily)2 Only via sale at the market-close NAV (daily) Tracking Error ETN Issuers are obligated to deliver the index performance less fees in cash (upon redemption or maturity) Fund manager obligated to deliver NAV less fees upon redemption Fund manager obligated to deliver NAV less fees upon sale Annual Fees3 0.40%—1.25% 0.14%—0.82% 0.01%—1.59% Pricing Intraday Intraday End-of-day NAV Maturity Typically 15 to 30 years N/A (perpetual) N/A (perpetual) Continue to “Legal, Regulatory & Tax Aspects” > 1 Open-ended mutual funds 2 Repurchases are subject to minimum size requirement 3 Source: Strategic Insight December 31, 2007. Fees represent 5th to 95th percentile range of entire ETF and Index Mutual Fund universe. ETN fee range reflects the range of all currently-available ETNs Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Opta ETNs Versus Comparable Instruments Shown below is a comparison of ETNs to other investment vehicles. We compare ETNs to ETFs and index mutual funds because all three instruments provide exposure to an index. EXCHANGE TRADED NOTES (ETNs) EXCHANGE TRADED FUNDS (ETFs) OPEN-ENDED INDEX MUTUAL FUNDS1 Issuance Type SEC-registered debt security Registered Investment Company Registered Investment Company Ownership Senior, unsecured debt securities of the Issuer Represents a stake in the underlying assets Represents a stake in the underlying assets Credit Risk Subject to the Issuer’s capacity to pay N/A N/A Liquidity Via an exchange (intraday), or cash repurchase by the Issuer (daily)2 Via an exchange (intraday), or in-kind redemption by the Issuer (daily)2 Only via sale at the market-close NAV (daily) Tracking Error ETN Issuers are obligated to deliver the index performance less fees in cash (upon redemption or maturity) Fund manager obligated to deliver NAV less fees upon redemption Fund manager obligated to deliver NAV less fees upon sale Annual Fees3 0.40%—1.25% 0.14%—0.82% 0.01%—1.59% Pricing Intraday Intraday End-of-day NAV Maturity Typically 15 to 30 years N/A (perpetual) N/A (perpetual) Continue to “Legal, Regulatory & Tax Aspects” > 1 Open-ended mutual funds 2 Repurchases are subject to minimum size requirement 3 Source: Strategic Insight December 31, 2007. Fees represent 5th to 95th percentile range of entire ETF and Index Mutual Fund universe. ETN fee range reflects the range of all currently-available ETNs Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Legal, Regulatory and Tax Aspects Opta ETNs are Registered Debt Securities Opta ETNs are senior, unsecured debt securities issued by Lehman Brothers Holdings Inc. ETN investments do not represent ownership interests in the underlying assets but instead are backed by the credit of the Issuer. ETNs are Treated Differently From Registered Investment Companies Registered investment companies (RICs) (including mutual funds and most ETFs) are limited in terms of the instruments, sectors and strategies in which they can invest. For example, they are limited in their ability to take positions in commodity futures contracts. Therefore, it may be relatively inefficient to gain exposure to asset classes like commodities through funds. As registered securities, ETNs are not subject to similar restrictions and provide investors exposure to sectors that are otherwise difficult to access. US federal income tax treatment¹ Although significant aspects of the federal income tax treatment of an investment in Opta ETNs are uncertain, the Issuer intends to treat them as cash-settled financial contracts linked to the underlying index. Assuming this treatment is correct, investors should recognize capital gain or loss at maturity or at the time of sale or redemption of the ETNs. This is calculated as the difference between the amount received upon liquidating an ETN position and the investor’s tax basis in the ETN. There may be pending legislative or regulatory changes that could affect the tax treatment of an ETN investment. You should consult your own tax advisor before investing in ETNs. IRS Circular 230 Disclosure: Neither Lehman Brothers nor its employees provide tax advice. Any discussion of U.S. tax matters herein (including any attachments) is not intended or written to be used and cannot be used for the purpose of (i) avoiding U.S. tax related penalties or (ii) promoting, marketing, or recommending to another party any transaction or matter addressed herein. Return to “Advantages & Considerations” > ¹ Lehman Brothers does not provide tax advice. Please consult your tax advisors. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download ETN Education Learn More about Opta Exchange Traded Notes Advantages & Considerations | ETNs vs Comparable Instruments | Legal, Regulatory & Tax Aspects Legal, Regulatory and Tax Aspects Opta ETNs are Registered Debt Securities Opta ETNs are senior, unsecured debt securities issued by Lehman Brothers Holdings Inc. ETN investments do not represent ownership interests in the underlying assets but instead are backed by the credit of the Issuer. ETNs are Treated Differently From Registered Investment Companies Registered investment companies (RICs) (including mutual funds and most ETFs) are limited in terms of the instruments, sectors and strategies in which they can invest. For example, they are limited in their ability to take positions in commodity futures contracts. Therefore, it may be relatively inefficient to gain exposure to asset classes like commodities through funds. As registered securities, ETNs are not subject to similar restrictions and provide investors exposure to sectors that are otherwise difficult to access. US federal income tax treatment¹ Although significant aspects of the federal income tax treatment of an investment in Opta ETNs are uncertain, the Issuer intends to treat them as cash-settled financial contracts linked to the underlying index. Assuming this treatment is correct, investors should recognize capital gain or loss at maturity or at the time of sale or redemption of the ETNs. This is calculated as the difference between the amount received upon liquidating an ETN position and the investor’s tax basis in the ETN. There may be pending legislative or regulatory changes that could affect the tax treatment of an ETN investment. You should consult your own tax advisor before investing in ETNs. IRS Circular 230 Disclosure: Neither Lehman Brothers nor its employees provide tax advice. Any discussion of U.S. tax matters herein (including any attachments) is not intended or written to be used and cannot be used for the purpose of (i) avoiding U.S. tax related penalties or (ii) promoting, marketing, or recommending to another party any transaction or matter addressed herein. Return to “Advantages & Considerations” > ¹ Lehman Brothers does not provide tax advice. Please consult your tax advisors. Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification. Read all ETN Pointers > Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download FAQs Frequently Asked Questions ETN Basics | Trading ETNs | ETN Mechanics ETN BasicsWhat are ETNs?Exchange traded notes (ETNs) are senior, unsecured debt securities of an issuer. They are designed to track indices (net of investor fees) and allow investors to gain exposure to such indices with relative ease. ETNs are listed on exchanges and can be traded through a brokerage account like any other listed security. What advantages do ETNs have over ETFs and index mutual funds?Access—ETNs can offer investors access to market sectors and investment strategies that may be otherwise difficult to reach either through ETFs, index mutual funds or other investment strategies. Efficiency—ETFs and index mutual funds may be subject to restrictions in their investments. ETNs are not bound by the same restrictions and may, therefore, be a more efficient method to get exposure to certain investments. Less tracking error—ETNs may have less tracking error compared to ETFs and index mutual funds. Learn more about ETN Advantages and Considerations. Why do ETNs have a lower tracking error than ETFs and index mutual funds?ETN issuers are obligated to deliver the index performance less fees (upon redemption or maturity), whereas tracking error in ETFs and index mutual funds is borne by investors. What asset classes do Opta ETNs cover?Opta ETNs track a variety of indices in different asset classes, e.g., the LBCI Pure Beta Index (commodities) and the S&P Listed Private Equity Index. ETNs covering other asset classes and strategies are currently in development. New product announcements will be posted on this website. Return to top Trading ETNsWhere can I buy ETNs?As ETNs are exchange-traded securities, they can be bought and sold in the secondary market just like exchange-listed stocks. They can be traded through most standard brokerage accounts. Is there a minimum investment requirement for Opta ETNs?The smallest investment unit is a single ETN. In most cases, the original issue price is $50 per ETN, although any subsequent issues would be at the then-current Indicative Value. What is an ETN’s indicative value? How is it calculated?In addition to being able to trade ETNs on an exchange, investors also have the option to require the Issuer to redeem (buy back) large blocks of ETNs on a daily basis. The Indicative Value is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to redeem (buy back) the ETNs (subject to a minimum size requirement; please see the relevant prospectus for details). The ETN Intraday Indicative Value (IIV) is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Annual Investor Fee) ^ (Number of days elapsed since inception/365) What determines the market trading price of an ETN? How is this different from the ETN’s indicative value?The market trading price is the price quoted on an exchange for an ETN and is ultimately dictated by supply and demand for the security. The trading price of an ETN may vary from its Indicative Value. The market trading price of Opta ETNs is generally expected to track the Indicative Value due in part to the ability of investors to require the Issuer to redeem (buy back) ETNs for a cash payment equal to the applicable Indicative Value on a daily basis (subject to minimum size requirements). There is however no guarantee that this will be the case as the market trading price may be affected by numerous factors, including the Issuer’s credit rating. Where can an investor find the indicative value and trading price of Opta ETNs?In most cases the Intraday Indicative Value (IIV) is calculated and disseminated every 15 seconds during the trading day and is available from the relevant exchanges, financial data services (e.g., Bloomberg and Reuters), and the “Opta ETNs Market Data” section of this website (displayed with a 20 minute minimum delay). The market trading price varies during trading hours and is available from the relevant exchanges and financial data services. Return to top ETN MechanicsWhat is the minimum size required for an investor to require the Issuer to redeem (buy back) the ETNs?Investors may exercise their option to require the Issuer to redeem (buy back) large blocks (typically a minimum of 50,000 Notes) of a particular Opta ETN. Please refer to the relevant prospectus for details regarding the procedure and any applicable charges. Does an ETN investment represent a holding in the tracked index? ETNs do not represent a direct holding in the underlying securities of an index. They are senior, unsecured debt securities and are backed by the credit of the Issuer. However, ETNs are designed to track indices (net of investor fees) and allow investors to conveniently gain exposure to various asset classes. ETN performance is linked to the underlying Index performance because the Issuer stands ready to redeem (buy back) the ETNs at Indicative Value for cash on a daily basis (subject to certain minimum size requirements). Do ETNs carry a credit rating? Is the Indicative Value affected by a change in the Issuer’s credit rating?Opta ETNs are not rated separately from the Issuer, but are backed by the credit of Lehman Brothers Holdings Inc. The intraday Indicative Value of the ETNs is determined solely by the level of the underlying index and the investor fees. However, market trading prices may be impacted by a change in the Issuer’s credit rating. Return to top Protect your investment returns against inflationInflation may negatively affect the real returns of your portfolio. Also, equity and fixed income instruments tend to perform poorly during periods of high inflation. Commodity prices, in contrast, tend to move in tandem with rising inflation. Therefore, adding commodity exposure to a portfolio may hedge some of its inflation risk. Read all ETN Pointers > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download FAQs Frequently Asked Questions ETN Basics | Trading ETNs | ETN Mechanics ETN BasicsWhat are ETNs?Exchange traded notes (ETNs) are senior, unsecured debt securities of an issuer. They are designed to track indices (net of investor fees) and allow investors to gain exposure to such indices with relative ease. ETNs are listed on exchanges and can be traded through a brokerage account like any other listed security. What advantages do ETNs have over ETFs and index mutual funds?Access—ETNs can offer investors access to market sectors and investment strategies that may be otherwise difficult to reach either through ETFs, index mutual funds or other investment strategies. Efficiency—ETFs and index mutual funds may be subject to restrictions in their investments. ETNs are not bound by the same restrictions and may, therefore, be a more efficient method to get exposure to certain investments. Less tracking error—ETNs may have less tracking error compared to ETFs and index mutual funds. Learn more about ETN Advantages and Considerations. Why do ETNs have a lower tracking error than ETFs and index mutual funds?ETN issuers are obligated to deliver the index performance less fees (upon redemption or maturity), whereas tracking error in ETFs and index mutual funds is borne by investors. What asset classes do Opta ETNs cover?Opta ETNs track a variety of indices in different asset classes, e.g., the LBCI Pure Beta Index (commodities) and the S&P Listed Private Equity Index. ETNs covering other asset classes and strategies are currently in development. New product announcements will be posted on this website. Return to top Trading ETNsWhere can I buy ETNs?As ETNs are exchange-traded securities, they can be bought and sold in the secondary market just like exchange-listed stocks. They can be traded through most standard brokerage accounts. Is there a minimum investment requirement for Opta ETNs?The smallest investment unit is a single ETN. In most cases, the original issue price is $50 per ETN, although any subsequent issues would be at the then-current Indicative Value. What is an ETN’s indicative value? How is it calculated?In addition to being able to trade ETNs on an exchange, investors also have the option to require the Issuer to redeem (buy back) large blocks of ETNs on a daily basis. The Indicative Value is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to redeem (buy back) the ETNs (subject to a minimum size requirement; please see the relevant prospectus for details). The ETN Intraday Indicative Value (IIV) is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Annual Investor Fee) ^ (Number of days elapsed since inception/365) What determines the market trading price of an ETN? How is this different from the ETN’s indicative value?The market trading price is the price quoted on an exchange for an ETN and is ultimately dictated by supply and demand for the security. The trading price of an ETN may vary from its Indicative Value. The market trading price of Opta ETNs is generally expected to track the Indicative Value due in part to the ability of investors to require the Issuer to redeem (buy back) ETNs for a cash payment equal to the applicable Indicative Value on a daily basis (subject to minimum size requirements). There is however no guarantee that this will be the case as the market trading price may be affected by numerous factors, including the Issuer’s credit rating. Where can an investor find the indicative value and trading price of Opta ETNs?In most cases the Intraday Indicative Value (IIV) is calculated and disseminated every 15 seconds during the trading day and is available from the relevant exchanges, financial data services (e.g., Bloomberg and Reuters), and the “Opta ETNs Market Data” section of this website (displayed with a 20 minute minimum delay). The market trading price varies during trading hours and is available from the relevant exchanges and financial data services. Return to top ETN MechanicsWhat is the minimum size required for an investor to require the Issuer to redeem (buy back) the ETNs?Investors may exercise their option to require the Issuer to redeem (buy back) large blocks (typically a minimum of 50,000 Notes) of a particular Opta ETN. Please refer to the relevant prospectus for details regarding the procedure and any applicable charges. Does an ETN investment represent a holding in the tracked index? ETNs do not represent a direct holding in the underlying securities of an index. They are senior, unsecured debt securities and are backed by the credit of the Issuer. However, ETNs are designed to track indices (net of investor fees) and allow investors to conveniently gain exposure to various asset classes. ETN performance is linked to the underlying Index performance because the Issuer stands ready to redeem (buy back) the ETNs at Indicative Value for cash on a daily basis (subject to certain minimum size requirements). Do ETNs carry a credit rating? Is the Indicative Value affected by a change in the Issuer’s credit rating?Opta ETNs are not rated separately from the Issuer, but are backed by the credit of Lehman Brothers Holdings Inc. The intraday Indicative Value of the ETNs is determined solely by the level of the underlying index and the investor fees. However, market trading prices may be impacted by a change in the Issuer’s credit rating. Return to top Protect your investment returns against inflationInflation may negatively affect the real returns of your portfolio. Also, equity and fixed income instruments tend to perform poorly during periods of high inflation. Commodity prices, in contrast, tend to move in tandem with rising inflation. Therefore, adding commodity exposure to a portfolio may hedge some of its inflation risk. Read all ETN Pointers > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download FAQs Frequently Asked Questions ETN Basics | Trading ETNs | ETN Mechanics ETN BasicsWhat are ETNs?Exchange traded notes (ETNs) are senior, unsecured debt securities of an issuer. They are designed to track indices (net of investor fees) and allow investors to gain exposure to such indices with relative ease. ETNs are listed on exchanges and can be traded through a brokerage account like any other listed security. What advantages do ETNs have over ETFs and index mutual funds?Access—ETNs can offer investors access to market sectors and investment strategies that may be otherwise difficult to reach either through ETFs, index mutual funds or other investment strategies. Efficiency—ETFs and index mutual funds may be subject to restrictions in their investments. ETNs are not bound by the same restrictions and may, therefore, be a more efficient method to get exposure to certain investments. Less tracking error—ETNs may have less tracking error compared to ETFs and index mutual funds. Learn more about ETN Advantages and Considerations. Why do ETNs have a lower tracking error than ETFs and index mutual funds?ETN issuers are obligated to deliver the index performance less fees (upon redemption or maturity), whereas tracking error in ETFs and index mutual funds is borne by investors. What asset classes do Opta ETNs cover?Opta ETNs track a variety of indices in different asset classes, e.g., the LBCI Pure Beta Index (commodities) and the S&P Listed Private Equity Index. ETNs covering other asset classes and strategies are currently in development. New product announcements will be posted on this website. Return to top Trading ETNsWhere can I buy ETNs?As ETNs are exchange-traded securities, they can be bought and sold in the secondary market just like exchange-listed stocks. They can be traded through most standard brokerage accounts. Is there a minimum investment requirement for Opta ETNs?The smallest investment unit is a single ETN. In most cases, the original issue price is $50 per ETN, although any subsequent issues would be at the then-current Indicative Value. What is an ETN’s indicative value? How is it calculated?In addition to being able to trade ETNs on an exchange, investors also have the option to require the Issuer to redeem (buy back) large blocks of ETNs on a daily basis. The Indicative Value is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to redeem (buy back) the ETNs (subject to a minimum size requirement; please see the relevant prospectus for details). The ETN Intraday Indicative Value (IIV) is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Annual Investor Fee) ^ (Number of days elapsed since inception/365) What determines the market trading price of an ETN? How is this different from the ETN’s indicative value?The market trading price is the price quoted on an exchange for an ETN and is ultimately dictated by supply and demand for the security. The trading price of an ETN may vary from its Indicative Value. The market trading price of Opta ETNs is generally expected to track the Indicative Value due in part to the ability of investors to require the Issuer to redeem (buy back) ETNs for a cash payment equal to the applicable Indicative Value on a daily basis (subject to minimum size requirements). There is however no guarantee that this will be the case as the market trading price may be affected by numerous factors, including the Issuer’s credit rating. Where can an investor find the indicative value and trading price of Opta ETNs?In most cases the Intraday Indicative Value (IIV) is calculated and disseminated every 15 seconds during the trading day and is available from the relevant exchanges, financial data services (e.g., Bloomberg and Reuters), and the “Opta ETNs Market Data” section of this website (displayed with a 20 minute minimum delay). The market trading price varies during trading hours and is available from the relevant exchanges and financial data services. Return to top ETN MechanicsWhat is the minimum size required for an investor to require the Issuer to redeem (buy back) the ETNs?Investors may exercise their option to require the Issuer to redeem (buy back) large blocks (typically a minimum of 50,000 Notes) of a particular Opta ETN. Please refer to the relevant prospectus for details regarding the procedure and any applicable charges. Does an ETN investment represent a holding in the tracked index? ETNs do not represent a direct holding in the underlying securities of an index. They are senior, unsecured debt securities and are backed by the credit of the Issuer. However, ETNs are designed to track indices (net of investor fees) and allow investors to conveniently gain exposure to various asset classes. ETN performance is linked to the underlying Index performance because the Issuer stands ready to redeem (buy back) the ETNs at Indicative Value for cash on a daily basis (subject to certain minimum size requirements). Do ETNs carry a credit rating? Is the Indicative Value affected by a change in the Issuer’s credit rating?Opta ETNs are not rated separately from the Issuer, but are backed by the credit of Lehman Brothers Holdings Inc. The intraday Indicative Value of the ETNs is determined solely by the level of the underlying index and the investor fees. However, market trading prices may be impacted by a change in the Issuer’s credit rating. Return to top Protect your investment returns against inflationInflation may negatively affect the real returns of your portfolio. Also, equity and fixed income instruments tend to perform poorly during periods of high inflation. Commodity prices, in contrast, tend to move in tandem with rising inflation. Therefore, adding commodity exposure to a portfolio may hedge some of its inflation risk. Read all ETN Pointers > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download All ETN Investing PointersExchange Traded Note Investing PointersOpta means accessOpta ETNs give you the opportunity to diversify into asset classes and strategies that traditionally may have been difficult to access.Opta means convenienceOpta ETNs will be traded on major U.S. exchanges and offer a convenient way to gain exposure to various asset classes. Ease of investing provides flexibility as you strive to achieve your financial goals.Opta means simplicityOpta ETNs are designed to transparently track indices so you know exactly how your investments are performing. Opta ETNs are simple yet powerful tools to help you build a diversified portfolio.Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification.Protect your investment returns against inflationInflation may negatively affect the real returns of your portfolio. Also, equity and fixed income instruments tend to perform poorly during periods of high inflation. Commodity prices, in contrast, tend to move in tandem with rising inflation. Therefore, adding commodity exposure to a portfolio may hedge some of its inflation risk.Benefits of investing in commodities through an indexEase of Access: Allow investors to gain easier access to the commodity markets without having to enter into the futures market. Diversification: Diversified indices represent a varied basket of commodities that rebalance periodically to maintain broadly consistent exposure to specified commodities or sectors over time. Lower Index Tracking ErrorTracking error arises when the return of an investment is different from the return of the index it is intended to track. ETNs may have lower index tracking error than ETFs and index mutual funds.ETNs provide efficient accessETFs and index mutual funds may be subject to restrictions in their investments. ETNs are not bound by the same restrictions and offer investors more efficient access to market sectors and investment strategies that may be otherwise difficult to reach.ETNs are listed securitiesETNs are bought and sold in the secondary market and can be traded through most standard brokerage accounts. The market trading price of an ETN is available throughout the trading day from financial data providers. Trading prices of Opta ETNs will be available on this website under “Offerings” Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Download All ETN Investing PointersExchange Traded Note Investing PointersOpta means accessOpta ETNs give you the opportunity to diversify into asset classes and strategies that traditionally may have been difficult to access.Opta means convenienceOpta ETNs will be traded on major U.S. exchanges and offer a convenient way to gain exposure to various asset classes. Ease of investing provides flexibility as you strive to achieve your financial goals.Opta means simplicityOpta ETNs are designed to transparently track indices so you know exactly how your investments are performing. Opta ETNs are simple yet powerful tools to help you build a diversified portfolio.Correlation and your portfolio choicesCorrelation measures the strength of the relationship between the respective performances of two asset classes. Investing in an asset class that has a low correlation to the other investments in your portfolio enhances diversification.Protect your investment returns against inflationInflation may negatively affect the real returns of your portfolio. Also, equity and fixed income instruments tend to perform poorly during periods of high inflation. Commodity prices, in contrast, tend to move in tandem with rising inflation. Therefore, adding commodity exposure to a portfolio may hedge some of its inflation risk.Benefits of investing in commodities through an indexEase of Access: Allow investors to gain easier access to the commodity markets without having to enter into the futures market. Diversification: Diversified indices represent a varied basket of commodities that rebalance periodically to maintain broadly consistent exposure to specified commodities or sectors over time. Lower Index Tracking ErrorTracking error arises when the return of an investment is different from the return of the index it is intended to track. ETNs may have lower index tracking error than ETFs and index mutual funds.ETNs provide efficient accessETFs and index mutual funds may be subject to restrictions in their investments. ETNs are not bound by the same restrictions and offer investors more efficient access to market sectors and investment strategies that may be otherwise difficult to reach.ETNs are listed securitiesETNs are bought and sold in the secondary market and can be traded through most standard brokerage accounts. The market trading price of an ETN is available throughout the trading day from financial data providers. Trading prices of Opta ETNs will be available on this website under “Offerings” Frequently Asked Questions > Read About the Opta ETN Family > Access Our Resource Library > © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

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Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN
EOH:AMEX
- Fact Sheet
- Prospectus

Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN
RAW:AMEX
- Fact Sheet
- Prospectus

Opta S&P Listed Private Equity Index Net Return ETN
PPE:NYSE Arca
- Fact Sheet
- Prospectus

Learning Resources

- Introduction to Opta Exchange Traded Notes
- ETN FAQs
- ETN Investing Pointers
- Commodities Primer
- Private Equity Primer

© 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. **Important Disclosures** | **Contact Information**

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RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN (EOH:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer EOH Details Symbol EOH Intraday Indicative Value Symbol EOH.IV CUSIP Number 52522L749 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 4.1% Lehman Aggregate Bond Index 4.2% EOH Overview The Lehman Brothers Commodity Index Pure Beta Agriculture Total Return is a commodities index focused on agriculture. The index is currently composed of eight futures contracts broken down into grains (corn, soybean meal, soybean oil, soybeans, and wheat) and softs (coffee, cotton, and sugar). Liquidity and open interest are important factors in index constituent selection. This second-generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The returns of the index reflect the returns of the underlying agricultural commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Agriculture Total Return 58.8% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Agriculture Total Return +59.5% +28.6% +19.8% 21.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Soybeans 40% Sugar 18% Soybean Meal 11% Corn 10% Soybean Oil 7% Wheat 7% Coffee 4% Cotton 3% Total of Top Holdings 100% Of 8 Holdings Index Allocation Grains 74% Softs 26% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN (EOH:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer EOH Details Symbol EOH Intraday Indicative Value Symbol EOH.IV CUSIP Number 52522L749 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 4.1% Lehman Aggregate Bond Index 4.2% EOH Overview The Lehman Brothers Commodity Index Pure Beta Agriculture Total Return is a commodities index focused on agriculture. The index is currently composed of eight futures contracts broken down into grains (corn, soybean meal, soybean oil, soybeans, and wheat) and softs (coffee, cotton, and sugar). Liquidity and open interest are important factors in index constituent selection. This second-generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The returns of the index reflect the returns of the underlying agricultural commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Agriculture Total Return 58.8% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Agriculture Total Return +59.5% +28.6% +19.8% 21.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Soybeans 40% Sugar 18% Soybean Meal 11% Corn 10% Soybean Oil 7% Wheat 7% Coffee 4% Cotton 3% Total of Top Holdings 100% Of 8 Holdings Index Allocation Grains 74% Softs 26% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta S&P Listed Private Equity Index Net Return ETN (PPE:NYSE Arca) Download Fact Sheet Download Prospectus Download Private Equity Primer PPE Details Symbol PPE Intraday Indicative Value Symbol PPE.IV CUSIP Number 52522L756 Inception Date 2/20/08 Exchange NYSE Arca Annual Fee 0.75% Streaming is ONMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 76.4% Lehman Aggregate Bond Index -1.0% PPE Overview S&P Listed Private Equity Index Net Return covers the stocks of 30 listed private equity companies whose primary business is private equity investing (excluding real estate income and property trusts). It is a rules-based net return index, reflecting the changes in stock prices of the underlying companies, (including dividends, net of applicable withholding taxes). The Index uses quantitative and qualitative criteria for constituent selection (size, liquidity, exposure and activity requirements), and employs a liquidity-driven weighting scheme to selected constituents. The index is rebalanced semi-annually. Opta S&P Listed Private Equity Index Net Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the NYSE Arca. Performance 1 week1 month1 year S&P Listed Private Equity Index Net Return -19.7% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ S&P Listed Private Equity Index Net Return -23.6% +6.9% +6.9% 20.4% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings American Capital Strategies Ltd 9% 3I Group 7% Wendel Investissement 7% The Blackstone Group 6% SVB Financial Group 6% Intermediate Capital Group 4% Allied Capital Corp. 4% Trans Cosmos Inc 4% ONEX CORPORATION SV 4% Eurazeo 4% Total of Top Holdings 56% Of 30 Holdings Index Allocation United States 46% United Kingdom 17% France 11% Japan 9% Canada 4% Germany 4% Switzerland 3% Sweden 3% Belgium 1% Australia 1% Italy 1% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: S&P Global Thematic / S&P Listed Private Equity Indices Index holdings and sector allocations are subject to change in accordance with the S&P Listed Private Equity Index’s published index weighting rules, and are rounded to the nearest whole number. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta S&P Listed Private Equity Index Net Return ETN (PPE:NYSE Arca) Download Fact Sheet Download Prospectus Download Private Equity Primer PPE Details Symbol PPE Intraday Indicative Value Symbol PPE.IV CUSIP Number 52522L756 Inception Date 2/20/08 Exchange NYSE Arca Annual Fee 0.75% Streaming is ONMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 76.4% Lehman Aggregate Bond Index -1.0% PPE Overview S&P Listed Private Equity Index Net Return covers the stocks of 30 listed private equity companies whose primary business is private equity investing (excluding real estate income and property trusts). It is a rules-based net return index, reflecting the changes in stock prices of the underlying companies, (including dividends, net of applicable withholding taxes). The Index uses quantitative and qualitative criteria for constituent selection (size, liquidity, exposure and activity requirements), and employs a liquidity-driven weighting scheme to selected constituents. The index is rebalanced semi-annually. Opta S&P Listed Private Equity Index Net Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the NYSE Arca. Performance 1 week1 month1 year S&P Listed Private Equity Index Net Return -19.7% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ S&P Listed Private Equity Index Net Return -23.6% +6.9% +6.9% 20.4% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings American Capital Strategies Ltd 9% 3I Group 7% Wendel Investissement 7% The Blackstone Group 6% SVB Financial Group 6% Intermediate Capital Group 4% Allied Capital Corp. 4% Trans Cosmos Inc 4% ONEX CORPORATION SV 4% Eurazeo 4% Total of Top Holdings 56% Of 30 Holdings Index Allocation United States 46% United Kingdom 17% France 11% Japan 9% Canada 4% Germany 4% Switzerland 3% Sweden 3% Belgium 1% Australia 1% Italy 1% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: S&P Global Thematic / S&P Listed Private Equity Indices Index holdings and sector allocations are subject to change in accordance with the S&P Listed Private Equity Index’s published index weighting rules, and are rounded to the nearest whole number. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 5.3% S&P 500 -2.1% Lehman Aggregate Bond Index 0.0% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 1.2% S&P 500 0.9% Lehman Aggregate Bond Index -0.1% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN (EOH:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer EOH Details Symbol EOH Intraday Indicative Value Symbol EOH.IV CUSIP Number 52522L749 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is ONMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 4.1% Lehman Aggregate Bond Index 4.2% EOH Overview The Lehman Brothers Commodity Index Pure Beta Agriculture Total Return is a commodities index focused on agriculture. The index is currently composed of eight futures contracts broken down into grains (corn, soybean meal, soybean oil, soybeans, and wheat) and softs (coffee, cotton, and sugar). Liquidity and open interest are important factors in index constituent selection. This second-generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The returns of the index reflect the returns of the underlying agricultural commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Agriculture Total Return 2.8% S&P 500 0.9% Lehman Aggregate Bond Index -0.1% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Agriculture Total Return +59.5% +28.6% +19.8% 21.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.4% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Soybeans 40% Sugar 18% Soybean Meal 11% Corn 10% Soybean Oil 7% Wheat 7% Coffee 4% Cotton 3% Total of Top Holdings 100% Of 8 Holdings Index Allocation Grains 74% Softs 26% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN (EOH:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer EOH Details Symbol EOH Intraday Indicative Value Symbol EOH.IV CUSIP Number 52522L749 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 4.1% Lehman Aggregate Bond Index 4.2% EOH Overview The Lehman Brothers Commodity Index Pure Beta Agriculture Total Return is a commodities index focused on agriculture. The index is currently composed of eight futures contracts broken down into grains (corn, soybean meal, soybean oil, soybeans, and wheat) and softs (coffee, cotton, and sugar). Liquidity and open interest are important factors in index constituent selection. This second-generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The returns of the index reflect the returns of the underlying agricultural commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Agriculture Total Return 6.7% S&P 500 -2.1% Lehman Aggregate Bond Index 0.0% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Agriculture Total Return +59.5% +28.6% +19.8% 21.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.4% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Soybeans 40% Sugar 18% Soybean Meal 11% Corn 10% Soybean Oil 7% Wheat 7% Coffee 4% Cotton 3% Total of Top Holdings 100% Of 8 Holdings Index Allocation Grains 74% Softs 26% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta S&P Listed Private Equity Index Net Return ETN (PPE:NYSE Arca) Download Fact Sheet Download Prospectus Download Private Equity Primer PPE Details Symbol PPE Intraday Indicative Value Symbol PPE.IV CUSIP Number 52522L756 Inception Date 2/20/08 Exchange NYSE Arca Annual Fee 0.75% Streaming is ONMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 76.4% Lehman Aggregate Bond Index -1.0% PPE Overview S&P Listed Private Equity Index Net Return covers the stocks of 30 listed private equity companies whose primary business is private equity investing (excluding real estate income and property trusts). It is a rules-based net return index, reflecting the changes in stock prices of the underlying companies, (including dividends, net of applicable withholding taxes). The Index uses quantitative and qualitative criteria for constituent selection (size, liquidity, exposure and activity requirements), and employs a liquidity-driven weighting scheme to selected constituents. The index is rebalanced semi-annually. Opta S&P Listed Private Equity Index Net Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the NYSE Arca. Performance 1 week1 month1 year S&P Listed Private Equity Index Net Return 1.0% S&P 500 -2.1% Lehman Aggregate Bond Index 0.0% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ S&P Listed Private Equity Index Net Return -23.6% +6.9% +6.9% 20.4% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.4% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings American Capital Strategies Ltd 9% 3I Group 7% Wendel Investissement 7% The Blackstone Group 6% SVB Financial Group 6% Intermediate Capital Group 4% Allied Capital Corp. 4% Trans Cosmos Inc 4% ONEX CORPORATION SV 4% Eurazeo 4% Total of Top Holdings 56% Of 30 Holdings Index Allocation United States 46% United Kingdom 17% France 11% Japan 9% Canada 4% Germany 4% Switzerland 3% Sweden 3% Belgium 1% Australia 1% Italy 1% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: S&P Global Thematic / S&P Listed Private Equity Indices Index holdings and sector allocations are subject to change in accordance with the S&P Listed Private Equity Index’s published index weighting rules, and are rounded to the nearest whole number. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta S&P Listed Private Equity Index Net Return ETN (PPE:NYSE Arca) Download Fact Sheet Download Prospectus Download Private Equity Primer PPE Details Symbol PPE Intraday Indicative Value Symbol PPE.IV CUSIP Number 52522L756 Inception Date 2/20/08 Exchange NYSE Arca Annual Fee 0.75% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 76.4% Lehman Aggregate Bond Index -1.0% PPE Overview S&P Listed Private Equity Index Net Return covers the stocks of 30 listed private equity companies whose primary business is private equity investing (excluding real estate income and property trusts). It is a rules-based net return index, reflecting the changes in stock prices of the underlying companies, (including dividends, net of applicable withholding taxes). The Index uses quantitative and qualitative criteria for constituent selection (size, liquidity, exposure and activity requirements), and employs a liquidity-driven weighting scheme to selected constituents. The index is rebalanced semi-annually. Opta S&P Listed Private Equity Index Net Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the NYSE Arca. Performance 1 week1 month1 year S&P Listed Private Equity Index Net Return 1.6% S&P 500 0.9% Lehman Aggregate Bond Index -0.1% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ S&P Listed Private Equity Index Net Return -23.6% +6.9% +6.9% 20.4% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.4% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings American Capital Strategies Ltd 9% 3I Group 7% Wendel Investissement 7% The Blackstone Group 6% SVB Financial Group 6% Intermediate Capital Group 4% Allied Capital Corp. 4% Trans Cosmos Inc 4% ONEX CORPORATION SV 4% Eurazeo 4% Total of Top Holdings 56% Of 30 Holdings Index Allocation United States 46% United Kingdom 17% France 11% Japan 9% Canada 4% Germany 4% Switzerland 3% Sweden 3% Belgium 1% Australia 1% Italy 1% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: S&P Global Thematic / S&P Listed Private Equity Indices Index holdings and sector allocations are subject to change in accordance with the S&P Listed Private Equity Index’s published index weighting rules, and are rounded to the nearest whole number. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg.

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note).

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note).

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note).

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details).

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close.

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks.

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close.

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily.

RAW Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN EOH Opta Lehman Brothers Commodity Index Pure Beta Agriculture Total Return ETN PPE Opta S&P Listed Private Equity Index Net Return ETN View All Opta Exchange Traded Notes > Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN (RAW:AMEX) Download Fact Sheet Download Prospectus Download Commodities Primer RAW Details Symbol RAW Intraday Indicative Value Symbol RAW.IV CUSIP Number 52522L731 Inception Date 2/20/08 Exchange AMEX Annual Fee 0.85% Streaming is OFFMarket Data Market data is delayed by at least 20 minutes. Last Traded Price — Change (since last close) — High — Low — Current Intraday Indicative Value (IIV) — Average Volume (last 10 days) — Market Capitalization — Issuer Redemption Frequency Daily Redemption Value Closing IIV* Minimum Redemption Size 50,000 notes * Closing IIV on Valuation Date Correlations S&P 500 -2.8% Lehman Aggregate Bond Index -6.6% RAW Overview The Lehman Brothers Commodity Index Pure Beta Total Return is a diversified commodities index. It covers energy, metals, agriculture and livestock—the four main segments of the raw materials market. Liquidity and open interest are important factors in index constituent selection. This second generation index is designed to track commodity “spot” returns, and may generate greater returns than first-generation indices. The return of the index reflects the returns of the underlying commodities futures contracts (plus the return on invested cash). Opta Lehman Brothers Commodity Index Pure Beta Total Return ETN returns are based on the performance of the index, less investor fees. The ETN will be available to investors on the American Stock Exchange (AMEX). Performance 1 week1 month1 year Lehman Brothers Commodity Index Pure Beta Total Return 43.6% S&P 500 -5.6% Lehman Aggregate Bond Index 7.8% Annualized Returns 1 Year 3 Year 5 Year Standard Deviation¹ Lehman Brothers Commodity Index Pure Beta Total Return +43.4% +23.6% +26.6% 18.4% Dow Jones-AIG Commodity Index Total Return +24.8% +15.4% +14.0% 14.2% S&P 500 Index Total Return -5.6% +5.7% +12.1% 11.5% Lehman Brothers U.S. Aggregate Index Total Return +7.6% +4.6% +4.6% 3.5% Source: Reuters Datascope Equities and Lehman Brothers Inc. All indices reflect Total Returns, including reinvested dividends when applicable, except where otherwise stated in the index name ¹ Based on total monthly returns annualized over a 5 year period Index Top Holdings Crude Oil 37% Copper 11% Natural Gas 10% Heating Oil 7% Gasoline 7% Aluminum 6% Gold 5% Soybeans 3% Nickel 2% Lean Hogs 2% Total of Top Holdings 90% Of 20 Holdings Index Allocation Energy 61% Metals 27% Agriculture 8% Livestock 4% Both Index Holdings and Sector Allocations are updated daily, and refer to the latest index rebalance. Source: Lehman Brothers Inc. Index holdings and sector allocations are subject to change in accordance with the Lehman Brothers Commodity Index Pure Beta’s published index weighting rules, and are rounded to the nearest whole number. Because LBCI Pure Beta was launched on October 10, 2007, it has little trading history and limited actual historical information with respect to its performance. Historical performance information for LBCI Pure Beta is based on (a) hypothetical daily historical levels for the Index from January 31, 2001, to October 10, 2007, calculated based on a level for the Index that was set to 100 on June 30, 2006 (to correspond to the initial levels of the Lehman Brothers Commodity Index, which was set to 100 as of that date), and using the same objective criteria that will be used by the Index going forward, as well as actual observable data for the relevant index contracts, and (b) actual daily historical levels for the Index from October 10, 2007 to February 5, 2008. Neither the hypothetical nor actual historical levels of the LBCI Pure Beta are indicative of its future performance, the final index value, or the value of the related ETNs. Fluctuations in the hypothetical or actual historical levels of the LBCI Pure Beta may be greater or lesser than fluctuations experienced by the holders of the related ETNs. Lehman Brothers Holdings Inc. has filed a registration statement (including a base prospectus) with the U.S. Securities and Exchange Commission, or SEC, for this offering. Before you invest, you should read this free writing prospectus together with the pricing supplement dated February 14, 2008 and the accompanying base prospectus dated May 30, 2006, as supplemented by the MTN prospectus supplement dated May 30, 2006 relating to our Series I medium-term notes of which the Opta ETNs are a part. Buyers should rely upon the accompanying base prospectus and MTN prospectus supplement, the pricing supplement, this free writing prospectus and any other relevant terms supplement for complete details. The pricing supplement, together with the base prospectus and MTN prospectus supplement, contain the terms of the Notes and supersede all prior or contemporaneous communications concerning the Opta ETNs. To the extent that there are any inconsistencies among this free writing prospectus, the pricing supplement, the base prospectus and the MTN prospectus supplement, the pricing supplement shall supersede this free writing prospectus, the base prospectus and the MTN prospectus supplement. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest in the Opta ETNs. You may get these documents and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or through the links below or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Close Window ETN Details This section provides information regarding the specific Opta ETN. It is useful for accessing secondary market data for the ETN. This data is also available from data services such as Reuters and Bloomberg. Market Data This section contains recent secondary market data for the specific Opta ETN. The data is refreshed every 15 seconds and displayed with a 20 minute minimum delay. The Last Traded Price indicates the latest market trading price of the ETN. Change refers to the percentage change in the market trading price over the previous trading day’s close. High refers to the highest trading price recorded during the current or most recent trading day. Low refers to the lowest trading price recorded during the current or most recent trading day. Together the day high and low indicate the range within which the ETN trading price moved during the day. The Current Intraday Indicative Value (IIV) is the latest IIV for the ETN. The Intraday Indicative Value (IIV) is meant to approximate the intrinsic economic value of an Opta ETN, and is the price at which the Issuer stands ready to repurchase the ETNs on a daily basis (subject to a minimum size requirement of 50,000 notes. Please see the relevant prospectus for details). The ETN IIV is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Average Volume is the average of the trading volumes recorded over the last ten trading days. Market Capitalization is the total dollar value of all notes outstanding for a particular Opta ETN (number of notes outstanding times the market trading price per note). Redemption In addition to being able to trade ETNs on an exchange, investors also have the option to sell large blocks of ETNs back to the issuer on a daily basis. The minimum size required for selling directly to the Issuer is 50,000 notes (please see the relevant prospectus for details). On selling directly to the Issuer, the investor receives a cash amount equal to the closing Intraday Indicative Value (IIV) on the valuation date. The IIV is meant to approximate the intrinsic economic value of an Opta ETN and is calculated as follows: Intraday Indicative Value = Principal Amount per ETN * (Current Index Level/Index Level at Inception) * Fee Factor Where: Principal Amount per ETN = $50 Fee Factor = (1- Investor Fee) ^ (Number of days elapsed since inception/365) Valuation Date refers to the first trading day after the applicable notice deadline date. The notice deadline date is the business day on which investors wish to exercise their right to require the Issuer to redeem their ETNs (please see the relevant prospectus for details). Correlations Correlation measures the strength of the relationship between two variables. It explains the tendency of the return of two assets moving together. The measurement can range from -100% to +100%. Within this range, high positive correlations imply a positive association between asset returns, while high negative correlations are indicative of an inverse relationship. Low positive or negative correlation values denote a weak relationship between asset returns. This section displays the correlations of the index to which the specific Opta ETN links with the S&P 500 Index TR and the Lehman Brothers Aggregate Bond Index TR. Calculations are updated daily, and refer to the latest market close. Annualized Returns Annualized return is the average return that an investment must earn in each year of a multi-year period to yield the same result as the actual cumulative return for the multi-year period (assuming returns are compounded annually). Standard Deviation is a statistical measure of investment risk — the higher the standard deviation of returns, the higher the risk. It reflects the average deviation of all the observations from their sample mean. Calculations are updated daily, and refer to the latest market close. Performance This graph compares the performance of the index to which the specific Opta ETN links with that of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You can view the three indices over various time periods (1 week, 1 month and 1 year) to compare index performance to these equity and bond market benchmarks. Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily. Index Top Holdings This chart lists the constituents that receive the highest weightings in the index to which the specific Opta ETN links. This information is updated daily. © 2008 Lehman Brothers Inc. Member NYSE/FINRA/SIPC. All rights reserved. Important Disclosures | Contact Information Index Sector Allocations The chart aids the investor in understanding the sector distribution of market exposure gained through the index to which the specific Opta ETN links. This information is updated daily.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and Trademarks Lehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its Entirety All materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes Disclosure An investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking Statements This website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor Considerations A fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. Anything that you transmit to this site becomes the property of Lehman Brothers, may be used by Lehman Brothers for any lawful purpose, and is further subject to disclosure as deemed appropriate by Lehman Brothers, including to any legal or regulatory authority to which Lehman Brothers is subject. Lehman Brothers reserves all rights with respect to copyright and trademark ownership of all material at this site and will enforce such rights to the full extent of the law. Material to be Consulted in its EntiretyAll materials at this site are meant to be reviewed in their entirety, including any footnotes, legal disclaimers, restrictions or disclosures and any copyright or proprietary notices. Any disclaimers, restrictions, disclosure or hedge clauses apply to any partial document or material in the same manner that they apply to the whole, and they will be deemed incorporated in the portion of any material or document that you consult or download. Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. Cautionary Statement Regarding Forward-Looking StatementsThis website may contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Lehman Brothers Holdings Inc.’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Lehman Brothers Holdings Inc.’s control. It is possible that actual results may differ, possibly materially, from the anticipated results indicated in any such forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in any such forward-looking statements is contained in Lehman Brothers Holdings Inc.’s most recent Annual Report on Form 10-K. You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. No WarrantyThe materials at this site are provided “as is” without warranty of any kind, either express or implied, to the fullest extent permissible pursuant to applicable law, including but not limited to the implied warranties of merchantability or fitness for a particular purpose or non-infringement. Lehman Brothers further assumes no responsibility for functions contained at this site, and it makes no warranties that such functions will be uninterrupted or error-free, that defects will be corrected, or that the site or the server that makes it available will be free of viruses or other harmful components. Lehman Brothers shall not be liable for any damages to, viruses that may infect, or services, repairs or corrections that must be performed on, your computer or other property on account of your accessing or using this site. Please note that because some jurisdictions do not allow the exclusion of implied warranties, some or all of the above exclusion may not apply to you. Liability WaiverUnder no circumstances, including, but not limited to, negligence, shall Lehman Brothers be liable for any special or consequential damages that result from the access or use of, or the inability to access or use, the materials at this site, even if Lehman Brothers or an authorized Lehman Brothers representative has been advised of the possibility of such damages. Because applicable law may not allow the limitation or exclusion of liability for consequential or incidental damages, the limitation or exclusion may not apply to you. Applicable LawThis agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York, without giving effect to the principles of conflicts of law. Copyright or Other NoticesThis website is for your personal use. You may not copy, publish, distribute, transfer, modify, display, reproduce, and, or create any derivative works from the information or software on this site. You may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology. If you download any information or software from this site, you agree that you will not copy it or remove or obscure any copyright or other notices or legends contained in any such information. Privacy Policy; Sites Covered by this Privacy StatementLehman Brothers Holdings Inc. is committed to safeguarding the private information entrusted to us by our clients and visitors to our website. We will never sell or trade your personal or financial information. To provide you with better service, we may provide certain information about you on a limited basis to entities within Lehman Brothers, including our affiliates and certain third parties, which perform services for our customers or us. This privacy statement applies to the information collected via this website. It does not apply to any sites referenced by this site. To learn about the privacy policies of any sites referenced by this site, please refer to the privacy statements on those sites. This privacy statement does not supersede the Terms of Use and Legal Information that govern your use of this site. To the extent there is a conflict between the three paragraphs under this heading, “Privacy Policy; Sites Covered by this Privacy Statement” and the other paragraphs of this Terms of Use and Legal Information, the conflict shall be resolved in favor of the Terms of Use and Legal Information. If you would like more information about this online privacy statement, please e-mail us at privacy@lehman.com. Types of Information Collected and UsedWhile you are in the public areas of this website, you are anonymous. You need not supply us with any personally identifiable information. We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Global Internet DisclaimerTerms of Use and Legal InformationBy accessing this site, you signify your agreement with and understanding of the Terms of Use and Legal Information pertaining to this site and to any material on it. Ownership of Site and TrademarksLehman Brothers Holdings Inc. owns and maintains this site. “Lehman Brothers” is the trade name for a globally diverse group of affiliates and subsidiaries of Lehman Brothers Holdings Inc. (the “Issuer” and, collectively with such affiliates and subsidiaries, “Lehman Brothers”). The trademarks, logos and service marks displayed at this site are registered trademarks of Lehman Brothers and others. Nothing at this site shall be construed as granting, by implication, estoppel or otherwise, any license or right to use any image, trademark, logo or service mark at the site. No act of downloading or otherwise copying from this site will transfer title to any software or material at this site to you. 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Important Opta Exchange Traded Notes DisclosureAn investment in Opta Exchange Traded Notes (“Opta ETNs” or the “Notes”) involves risks, including possible loss of principal. For a description of the main risks, see “Risk Factors” in the applicable prospectus or other relevant offering document. The Notes are unsecured debt obligations of Lehman Brothers Holdings Inc. and are not secured debt. The Notes are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Notes include limited portfolio diversification, uncertain principal repayment, and illiquidity. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Notes even if the value of the relevant index has increased. An investment in Opta ETNs may not be suitable for all investors. Lehman Brothers Inc., an affiliate of Lehman Brothers Holdings Inc., assists in the promotion of Opta ETNs. The Notes may be sold throughout the day on the relevant exchange through any brokerage account. There are restrictions on the minimum principal balance of Notes you may redeem directly with the Issuer as specified in the applicable prospectus or other relevant offering document. Sales in the secondary market may result in significant losses. Historical security prices are provided for your information only. If obtained from third parties, they are based upon information that Lehman Brothers Holdings Inc. considers reliable, but no representation is made that they are accurate or complete, and they should not be relied upon as such. Lehman Brothers Holdings Inc. and its affiliates, including Lehman Brothers Inc., do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s, “ “S&P, “ “S&P 500” and “S&P Listed Private Equity Index® Net Return” are trademarks of The McGraw-Hill Companies, Inc. and are expected to be licensed for use by Lehman Brothers Inc. and sub-licensed for use by Lehman Brothers Holdings Inc. Opta ETNs linked to the performance of the S&P Listed Private Equity Index® Net Return (U.S. Dollar) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in such Opta ETNs. 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You may get this document and other documents Lehman Brothers Holdings Inc. has filed for free by searching the SEC online database (EDGAR®) at www.sec.gov, with “Lehman Brothers Holdings Inc.” as a search term or by calling Lehman Brothers Inc. toll-free at 1-888-603-5847. Benefit Plan Investor ConsiderationsA fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plans (collectively, “ERISA Plans”) should consider the fiduciary standards of ERISA in the context of the ERISA Plans’ particular circumstances before authorizing an investment in the Notes. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan. Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts, Keogh plans and other arrangements subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code (“Parties in Interest”) with respect to such Plans. As a result of Lehman Brothers Holdings Inc.’s business, it is a Party in Interest with respect to many Plans. Where Lehman Brothers Holdings Inc. is a Party in Interest with respect to a Plan (either directly or by reason of ownership of its subsidiaries), the purchase and holding of the Notes by or on behalf of the Plan would be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief was available under an applicable class, statutory or administrative exemption (as described below) or there was some other basis on which the transaction was not prohibited. Accordingly, the Notes may not be purchased or held by any Plan, any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under Prohibited Transaction Class Exemption (“PTCE”) 96-23, 95-60, 91-38, 90-1 or 84-14 issued by the U.S. Department of Labor or there is some other basis on which the purchase and holding of the Notes is not prohibited, such as the exemption for certain transactions involving non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code (the “Service Provider Exemption”). Each purchaser or holder of the Notes or any interest therein, and each person making the decision to purchase or hold the Notes on behalf of any such purchaser or holder, by its purchase or holding of the Notes or any interest therein, will be deemed to have represented and warranted in both its individual capacity and its representative capacity (if any), on each day from the date on which such purchaser, holder or person acquires its interest in the Notes to the date on which such purchaser, holder or person disposes of its interest in the Notes, that (a)(i) its purchase and holding of the Notes is not made on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (ii) it is a Plan or Plan Asset Entity and its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) neither Lehman Brothers Holdings Inc. nor any of its affiliates is acting as a fiduciary (within the meaning of Section 3(21)) of ERISA in connection with the purchase or holding of the Notes or has provided any advice that has formed or may form a primary basis for any investment decision concerning the purchase or holding of the Notes. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to these “prohibited transaction” rules of ERISA or Section 4975 of the Code, but may be subject to similar rules under other applicable laws or documents (“Similar Laws”). Accordingly, each purchaser or holder of the Notes or any interest therein will be deemed to have represented and warranted by its purchase or holding of the Notes or any interest therein that such purchase and holding does not violate any applicable Similar Laws or rules. Due to the complexity of the applicable rules, it is particularly important that fiduciaries or other persons considering purchasing the Notes on behalf of or with “plan assets” of any plan consult with their counsel regarding the relevant provisions of ERISA, the Code or any Similar Laws and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, the Service Provider Exemption, or some other basis on which the acquisition and holding is not prohibited. See the discussion of benefit plan investor considerations in the applicable prospectus or other relevant offering document. · Not FDIC-insured · No bank guarantee · May lose value Referenced SitesLehman Brothers Holdings Inc. has not reviewed any of the sites referenced by this site, and it is not responsible for the content of off-site pages or any other site referred to by the site. Your visit to any off-site pages or other sites is at your own risk. 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We will, however, automatically collect such information as: Internet domain and Internet protocol (IP) address from which you access our website Internet browser you are using (e.g., Microsoft® Explorer®) Operating system you are using (e.g., Microsoft® Windows XP®) Date and time of your visit Address of the website that referred you to our site, if applicable Search engine that referred you to our site, if applicable We consider this information to be private; it is collected only for our internal purposes, which we may use to improve our website or to help us provide better products and services to you. CookiesCookies are small packets of information that websites store on your computer’s hard drive so that your computer will remember information about your visit. They do not contain any personal data, such as passwords. Our website may utilize cookies to enhance your experience when you visit. If you do not want our website to place a cookie on your hard drive, you may be able to turn that feature off on your computer. Please consult your Internet browser’s documentation for information on how to disable cookies. SecurityWe are committed to providing a safe and secure online environment. To that end, we maintain physical, electronic and procedural safeguards to protect information, which comply with all applicable laws. We employ secure socket layer (SSL) encryption to further enhance your security, and we strictly limit access to your personal and financial data to those personnel at Lehman Brothers who have a bona fide need for this information. We require independent contractors and other third parties who work with us to adhere to strict privacy standards through their contracts with us. Effective DateThis Terms of Use and Legal Information is effective as of February 11, 2008. We reserve the right to change this statement. Any revision to this statement will be effective as of the date of posting. Downloading and Ownership of Other MaterialInternet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Neither Lehman Brothers Holdings Inc. nor its affiliates are liable for any damages, changes, or omissions that occur during transmission of information and materials. The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. None of Lehman Brothers Holdings Inc. its affiliates or its data providers make any representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for complying with applicable local laws and regulations.

Individual Investors If you would like to find out more about investing in Opta ETNs, please contact your financial advisor. Financial ProfessionalsIf you would like to find out more about distributing Opta ETNs through your network, please contact your Lehman Brothers representative.